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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the references to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated January 13, 1999, in Amendment No. 6 to the Registration Statement (Form S-1) and related Prospectus of Marimba, Inc. for the registration of 4,600,000 shares of its common stock.


                                      /s/ Ernst & Young LLP
Palo Alto, California

April 29, 1999